UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 28, 2021

Date of Report (date of earliest event reported)

First Horizon Corporation

(Exact name of registrant as specified in its charter)

TN	001-15185	62-0803242
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

165 Madison Avenue Memphis, Tennessee	38103
(Address of Principal Executive Offices)	(Zip Code)

(901) 523-4444

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
$0.625 Par Value Common Capital Stock	FHN	New York Stock Exchange LLC
Depositary Shares, each representing a 1/4,000th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series A	FHN PR A	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series B	FHN PR B	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series C	FHN PR C	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series D	FHN PR D	New York Stock Exchange LLC
Depositary Shares, each representing a 1/4,000th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series E	FHN PR E	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

In mid-April, First Horizon Corporation (the “Company”) became aware of a data security incident affecting a limited number of customer accounts. Based on its ongoing investigation, the Company determined that an unauthorized party had obtained login credentials from an unknown source and attempted access to customer accounts. Using the credentials and exploiting a vulnerability in third-party security software, the unauthorized party gained unauthorized access to under 200 on-line customer bank accounts, had access to personal information in those accounts, and fraudulently obtained an aggregate of less than $1 million from some of those accounts. The Company has remediated the software vulnerability, reset the passwords for the identified accounts, is working with the affected customers to close existing accounts and open new ones, has reimbursed the customers for the stolen funds, and has notified the appropriate regulators and enforcement authorities. Based on its ongoing assessment of the incident to date, the Company does not believe that this event will have a material adverse effect on its business, results of operations or financial condition.

Filed as Exhibit 99.1 is a copy of selected information derived from First Horizon’s First Quarter 2021 Earnings Release. The exhibit speaks as of the date thereof and First Horizon does not assume any obligation to update in the future the information therein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit #	Description

99.1	Selected information from First Horizon’s First Quarter 2021 Earnings Release
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon Corporation

Date: April 28, 2021	By:	/s/ William C. Losch III
William C. Losch III
Senior Executive Vice President and Chief Financial Officer